UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

               Date of Event Requiring Report: September 18, 2002


                                  DOMINIX, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


            000-29462                               13-4127624
    (Commission File Number)              (IRS Employer Identification No.)


    150 Broadhollow Road, Suite 103, Melville, New York         11747
         (Address of Principal Executive Offices)             (Zip Code)


                                 (631) 385-6200
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)


                                       1
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Item 4. Changes in Registrant's Certifying Accountant

     On September 18, 2002 the Board of Directors of Dominix, Inc. (the "Registrant") approved the dismissal of Grassi & Co., CPA's, P.C. ("Grassi") as the Registrant's independent public accountants and the selection of Marcum & Kliegman LLP to serve as its independent public accountants for the year ended December 31, 2002. Grassi's report dated May 20, 2002 on the Registrant's annual financial statements for the years ended December 31, 2001 and 2000, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The report on the financial statements contained additional disclosure relating to the Registrant's ability to continue as a going concern. During the Registrant's two most recent fiscal years and through the date of this 8-K, there were no disagreements between Grassi and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements and there were no reportable events as listed in Item 304(a)(1)(B) of Regulation SB.

     During the Registrant's two most recent fiscal years end through the date of the engagement of the new accountants, the Registrant did not consult with Marcum & Kleigman, LLP on items which involved (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Registrant's financial statements, or (iii) the subject matter of a disagreement or "reportable event."

     The Registrant has furnished Grassi with a copy of this report and has requested it to furnish a letter addressed to the Securities and Exchange Commission stating whether Grassi agrees with the above statements. As of the date of this filing we had not received a copy of the letter from Grassi. The Registrant will amend this filing upon receipt of such letter.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Exhibit
Number         Description of Document
-------        -----------------------

16.1 Letter from Grassi & Co., CPA's, P.C. to the Commission, concerning change in certifying accountant. To be filed by amendment.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                DOMINIX, INC.
                                                 (Registrant)



                                           By: /s/ James W. Zimbler
                                               ---------------------------------
                                               James W. Zimbler, President

Date: September 23, 2002